UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): December 5, 2025

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd, 10th Floor, The Woodlands, Texas 77381
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Richard M. Sherrill

On December 5, 2025, the Board of Directors (the "Board") of Perma-Pipe International Holdings, Inc. (the "Company") appointed Richard M. Sherrill to the Board, effective immediately. Mr. Sherrill was also appointed to serve on the Audit, Compensation, and Nominating and Governance Committee, concurrently with the commencement of his appointment to the Board.

Mr. Sherrill, 59, has served as a member of the Board of Talos Energy, Inc. ("Talos"; NYSE: TALO) since February 2023, an upstream oil and natural gas exploration company. Mr. Sherrill also serves as the Senior Vice President of Business Development for Howard Energy Partners, a private midstream energy infrastructure company. From 2003 to 2019, Mr. Sherrill was the President and a board member of Ceritas Energy LLC, a midstream infrastructure company focused on midstream gathering and process solutions in various onshore regions of the United States of America and backed by private equity firms Quantum Energy Partners and Energy Spectrum Partners and was a founder of the company in 2003. From 1999 to 2003, Mr. Sherrill held various senior management roles at Duke Energy Corporation, which led to his appointment as Chief Operating Officer over the company's North American commercial activities in the deregulated natural gas and power space. From 1992 to 1999, Mr. Sherrill served in various capacities for Dynegy, Inc. Prior thereto, Mr. Sherrill began his career with First Interstate Bank of Texas, now a part of Wells Fargo, serving upstream, midstream, and energy merchant clients as a component of the firm's Energy Lending Group. Mr. Sherrill graduated from the University of Texas at Austin in 1988 with a Bachelor of Business Administration degree in finance.

In connection with the appointment of Mr. Sherrill as a director, he will receive compensation for his services that is consistent with the other independent directors as described under "Director Compensation" set forth in the Company's proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on June 25, 2025.

Effectiveness of Resignation of Robert J. McNally

Effective immediately following the appointment of Mr. Sherrill to the Board, the Board accepted the resignation of Robert J. McNally from the Board.

Item 7.01	Regulation FD Disclosure.

On December 5, 2025, the Company issued a press release announcing the events described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit
Number

99.1	Press Release of Perma-Pipe International Holdings, Inc., dated December 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: December 5, 2025	By:	/s/ Matthew E. Lewicki
Matthew E. Lewicki
Vice President and Chief Financial Officer